UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 16, 2007
(February 12, 2007)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

PNM Resources, Inc. (the “Company”) has previously disclosed and filed its Amended and Restated Omnibus Performance Equity Plan (the “Plan”) which was approved by the shareholders in May 2005. The Board of Directors of the Company (the “Board”) approved an amendment to the Plan on February 13, 2007 that provides that if a current participant transfers to an affiliate of the Company that does not adopt the Plan or if the participant is employed by an adopting affiliate and the ownership interest of the adopting affiliate is transferred to a non-adopting affiliate, such action will not be treated as termination of employment under the Plan. The definition of “affiliate” was also amended to include entities with 50% or greater common ownership. The Plan amendment is filed herewith as exhibit 10.1.

Under the terms of the Plan, the Human Resources and Compensation Committee (the “Committee”) of the Board made long term incentive equity awards on February 16, 2007. The forms of award agreements for non-qualified stock options, restricted stock rights and performance shares are filed herewith as exhibits 10.2, 10.3 and 10.4.

On February 12, 2007, the Committee also approved the payment of long-term incentive cash awards to executives (except for the Chief Executive Officer whose award payment was approved by the independent directors of the Board on February 13, 2007) for the 2004-2006 performance period pursuant to the program that has been previously disclosed in the Company’s annual proxy statements and is filed herewith as exhibit 10.5.

The Company previously disclosed its 2007 Officer Incentive Plan (the “Incentive Plan”) in its Current Report on Form 8-K dated December 8, 2006. On February 12, 2007, the Committee established the applicable earnings per share range that may be used for enhancement of any awards that are payable under the Incentive Plan. This earnings per share range is established solely for the purpose of measuring performance under the Incentive Plan and has no effect on any earnings guidance that may be announced by the Company. A copy of the Incentive plan is filed herewith as exhibit 10.6.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	First Amendment to the PNM Resources, Inc. Amended and Restated Omnibus Performance Equity Plan executed February 14, 2006
10.2	Form of award agreement for nonqualified stock options granted in 2007 under the Performance Equity Plan
10.3	Form of award agreement for restricted stock rights granted in 2007 under the Performance Equity Plan
10.4
Form of award agreement for performance shares received for the 2004-2006 performance period under the Performance Equity Plan and a description of the Long-Term Performance Share Program Amended Effective January 1, 2004

10.5	Long-Term Performance Cash Program description effective January 1, 2004
10.6	2007 Officer Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 16, 2007	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

3